PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET	12 Months Ended
Dec. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

6. PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

Prepaid expenses and other current assets consist of the following:

	As of December 31,
	2022	2023
	RMB	RMB

Loan receivables (1)
-Secured	139,292	49,697
-Unsecured	130,022	31,200
VAT-input deductible	25,708	25,328
Receivables from third-party payment settlement platform (2)	34,179	17,745
Deposits	13,917	5,489
Receivables from disposal of a subsidiary (3)	1,964	2,927
Others	31,493	14,878
Less: allowance for credit losses	(14,510)	(13,017)
Total prepaid expenses and other current assets, net	362,065	134,247

(1)	Loan receivables represent the principal and interest to be collected on loans provided by the Group to third-party companies.

As of December 31, 2023, there were two unsecured loans provided to two companies. One loan with principal amount of RMB 31,200 has an interest rate of 8% per annum. The Group recorded RMB 10,000, which was the portion due after twelve months, in the other non-current assets (Note 10). The other loan with principal amount of RMB 60,000 has an annual interest rate of 4.35%. The Group recorded RMB 50,000, which was the portion due after twelve months, in the other non-current assets (Note 10).

As of December 31, 2023, the secured loan receivable balance with principal of US$ 15 million (equivalent to RMB 106,241) was provided by the Group to a third-party company. The loan was secured by a certain amount of gold bullion provided by the third-party company. Stipulated by the loan agreement, the remaining principal of US$ 7 million (equivalent to RMB 49,579) and US$ 8 million (equivalent to RMB 56,662) will be collected by the Group in 2024 and 2025, respectively. The Group recorded the amount due in 2025 in other non-current assets (Note 10). As of December 31, 2023, the interest receivables of the secured loan was RMB 118.

As of December 31, 2022, the secured and unsecured loans include six loans to six third-party companies. Four out of these six loans with aggregated principal amount of US$ 20 million (equivalent to RMB 139,292) and RMB 78,000 were renewed in 2022. Another loan of principal amount of RMB 50,000, four-year term starting from December 2019, and with a lump sum interest rate of 20% would be due for repayment within one year. The remaining loan was the one to a customer with total principal amount of RMB 1,000.

(2)	Receivables from third-party payment settlement platform represent amount due from the third-party on-line payment service providers in relation to their processing of payments to the Group.

(3)	In the fourth quarter of 2020, the Group disposed of a subsidiary, Wuhan Yunteng Logistics Co., Ltd. (“Wuhan Yunteng”), to a third party for a total cash consideration of RMB 26,676, with a loss of RMB 1 million recorded in other non-operating income/(loss), net. Based on the agreement reached in 2022, the third party and the Group agreed on the payment schedule of disposal consideration. As of December 31, 2023, an amount of RMB 2,224 will be collected within one year and the remaining balance of RMB 11,133 will be collected after one year and was recorded in other non-current assets (Note 10).

YUNJI INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(All amounts in thousands, except for share and per share data, unless otherwise noted)